EXHIBIT 99.2

Supplemental Investor Package First Quarter 2016 Investor Contact: Dale Thatcher Tel: 973-948-3000 Investor.Relations@selective.com

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selected Balance Sheet Data

(unaudited)

	March 31,				March 31,				December 31,
($ in thousands, except per share data)	2016				2015				2015
				Unrecognized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain	Sheet		Value	Gain	Sheet		Value	Gain
Invested Assets:
Corporate bonds [1]	$3,073,489		3,076,144	53,348	$2,757,212		2,761,191	69,590	$2,955,001		2,957,427	8,276
Government and Municipal bonds	1,690,552		1,695,583	70,315	1,713,587		1,724,144	60,852	1,654,556		1,660,320	55,901
Total fixed income securities	4,764,041		4,771,727	123,663	4,470,799		4,485,335	130,442	4,609,557		4,617,747	64,177
Equities	215,789		215,789	21,611	211,571		211,571	11,954	207,051		207,051	13,235
Short-term investments	103,132		103,132	-	124,376		124,376	-	194,819		194,819	-
Other investments	80,916		80,916	-	95,020		95,020	-	77,842		77,842	-
Total invested assets	$5,163,878		5,171,564	145,274	$4,901,766		4,916,302	142,396	$5,089,269		5,097,459	77,412

Invested assets per $ of stockholders' equity	3.50				3.72				3.64

Total assets	7,022,492				6,694,662				6,904,433

Liabilities:
Reserve for loss and loss expenses	3,575,496				3,516,268				3,517,728
Unearned premium reserve	1,209,377				1,132,733				1,169,710

Total liabilities	5,546,527				5,378,724				5,506,392

Stockholders' equity	1,475,965				1,315,938				1,398,041

Total debt to capitalization ratio	20.8%				22.8%				21.7%

Book value per share	25.61				23.11				24.37

Book value per share excluding unrealized gain or loss on fixed income portfolio	24.30				21.78				23.74

NPW per insurance segment employee	999				926				979

Statutory premiums to surplus ratio	1.4	x			1.5	x			1.5	x

Statutory surplus	1,461,326				1,322,422				1,426,320

1 Includes mortgage-backed and asset-backed securities.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selected Income Statement Data

(unaudited)

		Quarter Ended March 31,
	($ in thousands, except per share amounts)	2016		2015
			Per diluted share		Per diluted share
	Consolidated
	Revenue	$551,474		$523,892
	Operating income	38,790	0.66	27,434	0.48
	Net realized (losses) gains, after tax	(1,758)	(0.03)	12,274	0.21
	Net income	37,032	0.63	39,708	0.69
	Operating return on equity	10.8%		8.5%

	Total Insurance Operations
	Gross premiums written	652,598		604,864
	Net premiums written	565,359		518,088
	Net premiums earned	522,458		476,123
Underwriting gain	- before tax	40,955		26,021
	- after tax	26,621	0.46	16,914	0.29
	GAAP combined ratio	92.2%		94.5%

	Standard Commercial Lines
	Net premiums earned	402,889		365,533
	GAAP combined ratio	92.3%		91.8%
	Standard Personal Lines
	Net premiums earned	70,205		72,479
	GAAP combined ratio	87.7%		103.4%
	Excess and Surplus Lines
	Net premiums earned	49,364		38,111
	GAAP combined ratio	97.1%		104.1%

	Investments
Net investment income	- before tax	30,769		26,917
	- after tax	23,560	0.40	21,208	0.37
	Effective tax rate	23.4%		21.2%
	Annualized after-tax yield on investment portfolio	1.8%		1.7%
	Annualized after-tax, after-interest expense yield	1.6%		1.5%
	Invested assets per $ of stockholders' equity	3.50		3.72

	Other expenses (net of other income)
Interest expense	- before tax	(5,606)		(5,604)
	- after tax	(3,644)	(0.06)	(3,642)	(0.06)

	Other expense - after tax	$(7,747)	(0.14)	$(7,046)	(0.12)

	Diluted weighted avg shares outstanding	58,507		57,720

Selective Insurance Group, Inc. & Consolidated Subsidiaries

GAAP Insurance Operations Results

(unaudited)

Year-to-Date ($ in thousands)	Year-to-Date March 31, 2016				Year-to-Date March 31, 2015

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	455,063	61,969	48,327	565,359	415,258	65,024	37,806	518,088
Net Premiums Earned	402,889	70,205	49,364	522,458	365,533	72,479	38,111	476,123
Loss and Loss Expense Incurred	223,350	39,695	34,099	297,144	206,148	52,969	25,882	284,999
Net Underwriting Expenses Incurred	146,954	21,905	13,847	182,706	127,824	21,976	13,778	163,578
Dividends to Policyholders	1,653	-	-	1,653	1,525	-	-	1,525
GAAP Underwriting Gain (Loss)	30,932	8,605	1,418	40,955	30,036	(2,466)	(1,549)	26,021

GAAP Ratios
Loss and Loss Expense Ratio	55.4%	56.5%	69.1%	56.9%	56.4%	73.1%	67.9%	59.9%
Underwriting Expense Ratio	36.5%	31.2%	28.0%	35.0%	35.0%	30.3%	36.2%	34.3%
Dividends to Policyholders Ratio	0.4%	0.0%	0.0%	0.3%	0.4%	0.0%	0.0%	0.3%
Combined Ratio	92.3%	87.7%	97.1%	92.2%	91.8%	103.4%	104.1%	94.5%

Selective Insurance Group, Inc. and Consolidated Subsidiaries

GAAP Investment Income

March 2016 (unaudited)

	Quarter Ended		%
	March	March	Increase
($ in thousands, except per share data)	2016	2015	(Decrease)
Investment Income:
Interest:
Fixed Income Securities	$31,644	30,967	2
Short-term	159	25	536
Other Investments	(1,066)	(3,540)	70

Dividends	2,230	1,792	24
	32,967	29,244	13

Investment Expense	2,198	2,327	(6)

Net Investment Income Before Tax	30,769	26,917	14

Tax	7,209	5,709	26

Net Investment Income After Tax	$23,560	21,208	11

Net Investment Income per Share	$0.40	0.37	8

Effective Tax Rate	23.4%	21.2%

Average Yields:

Fixed Income Securities:
Pre Tax	2.70%	2.80%
After Tax	2.02%	2.12%

Portfolio:
Pre Tax	2.40%	2.22%
After Tax	1.84%	1.75%

	Quarter Ended
	March	March
Net Realized Gains (Losses)	2016	2015
Fixed Income Securities	(390)	379
Equity Securities	(2,310)	19,158
Other Investments	(4)	(654)

Total	(2,704)	18,883
Net of Tax	(1,758)	12,274

As of March 31, 2016 year-to-date new money rates for fixed income securities were 2.7% on a pre-tax basis and 1.9% on an after-tax basis.

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2016 Statutory Results by Line of Business

Year-to-date March 2016 (unaudited)

($ in thousands)	Net Premiums Written	Percent Change	Net Premiums Earned	Percent Change	Loss Ratio	LAE Ratio	Underwriting Expense Ratio	Dividends to Policyholders Ratio	Combined Ratio 2016	Combined Ratio 2015	Underwriting Gain (Loss)
Standard Personal Lines:

Homeowners	$26,573	(5.4)%	$32,900	(2.4)%	36.9%	8.1%	41.5%	0.0%	86.5%	113.7%	$7,072
Auto	34,024	(4.4)%	35,780	(3.3)%	57.7%	11.1%	36.1%	0.0%	104.9%	106.7%	(1,121)
Other (including flood)	1,372	0.4%	1,525	(12.8)%	60.4%	(39.7)%	(162.7)%	0.0%	(142.0)%	(118.4)%	3,443
Total	$61,969	(4.7)%	$70,205	(3.1)%	48.0%	8.5%	34.1%	0.0%	90.6%	105.1%	$9,394

Standard Commercial Lines:

Commercial property	$75,644	6.7%	$70,178	8.7%	47.6%	4.7%	39.1%	0.4%	91.8%	98.5%	$3,600
Workers compensation	91,312	9.0%	76,000	11.0%	40.0%	14.0%	26.2%	0.9%	81.1%	90.7%	10,364
General liability	144,706	10.9%	128,085	11.4%	36.7%	11.4%	35.1%	0.2%	83.4%	73.0%	15,410
Auto	108,208	12.0%	95,419	10.5%	63.4%	8.8%	32.3%	0.4%	104.9%	99.4%	(8,829)
Businessowners' policies	24,794	2.2%	23,904	5.3%	43.2%	11.5%	40.3%	0.0%	95.0%	118.8%	847
Bonds	5,925	13.7%	5,464	9.3%	12.8%	7.5%	61.3%	0.0%	81.6%	84.6%	726
Other	4,474	11.2%	3,839	10.7%	(1.2)%	0.2%	54.8%	0.0%	53.8%	52.4%	1,425
Total	$455,063	9.6%	$402,889	10.2%	45.3%	9.9%	34.1%	0.4%	89.7%	89.7%	$23,543

E&S	$48,327	27.8%	$49,364	29.5%	49.4%	19.5%	29.5%	0.0%	98.4%	102.1%	$1,095

Total Insurance Operations	$565,359	9.1%	$522,458	9.7%	46.0%	10.7%	33.7%	0.3%	90.7%	93.0%	$34,032

Note: Some amounts may not foot due to rounding.

		2016	2015
	Losses Paid	$210,673	$194,366
	LAE Paid	46,124	44,994
	Total Paid	$256,797	$239,360

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2016 Net Catastrophe Losses and Prior Year Casualty Reserve Development

Statutory Results by Line of Business

(unaudited)

	Year-to-Date
Net Catastrophe Losses Incurred	March 31, 2016		March 31, 2015
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$2,225	3.2%	$6,318	8.7%

Standard Commercial Lines	$11,649	2.9%	$18,650	5.1%

E&S	$495	1.0%	$352	0.9%

Total Insurance Operations	$14,369	2.8%	$25,320	5.3%

Prior Year Casualty Reserve Development	Year-to-Date
(Favorable) / Unfavorable	March 31, 2016		March 31, 2015
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$-	0.0%	$-	0.0%

Standard Commercial Lines	$(18,000)	(4.5)%	$(21,000)	(5.7)%

E&S	$1,000	2.0%	$1,000	2.6%

Total Insurance Operations	$(17,000)	(3.3)%	$(20,000)	(4.2)%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Balance Sheets
	Unaudited
($ in thousands, except share amounts)	March 31, 2016	December 31, 2015
ASSETS
Investments:
Fixed income securities, held-to-maturity – at carrying value (fair value: $171,259 – 2016; $209,544 – 2015)	$163,573	201,354
Fixed income securities, available-for-sale – at fair value (amortized cost: $4,484,719 – 2016; $4,352,514 – 2015)	4,600,468	4,408,203
Equity securities, available-for-sale – at fair value (cost: $194,178 – 2016; $193,816 – 2015)	215,789	207,051
Short-term investments (at cost which approximates fair value)	103,132	194,819
Other investments	80,916	77,842
Total investments	5,163,878	5,089,269
Cash	683	898
Interest and dividends due or accrued	37,959	38,501
Premiums receivable, net of allowance for uncollectible accounts of: $4,063 – 2016; $4,422 – 2015	654,344	615,164
Reinsurance recoverables, net of allowance for uncollectible accounts of: $6,000 – 2016; $5,700 – 2015	577,346	561,968
Prepaid reinsurance premiums	137,655	140,889
Deferred federal income tax	67,479	92,696
Property and equipment – at cost, net of accumulated depreciation and amortization of: $192,675 – 2016; $188,548 – 2015	65,164	65,701
Deferred policy acquisition costs	220,948	213,159
Goodwill	7,849	7,849
Other assets	89,187	78,339
Total assets	$7,022,492	6,904,433

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for loss and loss expenses	$3,575,496	3,517,728
Unearned premiums	1,209,377	1,169,710
Short-term debt	60,000	60,000
Long-term debt	328,313	328,192
Current federal income tax	11,979	7,442
Accrued salaries and benefits	140,221	167,336
Other liabilities	221,141	255,984
Total liabilities	$5,546,527	5,506,392

Stockholders’ Equity:
Preferred stock of $0 par value per share:	$—	—
Authorized shares 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares 360,000,000
Issued: 101,258,870 – 2016; 100,861,372 – 2015	202,518	201,723
Additional paid-in capital	333,965	326,656
Retained earnings	1,474,435	1,446,192
Accumulated other comprehensive income (loss)	35,997	(9,425)
Treasury stock – at cost (shares: 43,622,892 – 2016; 43,500,642 – 2015)	(570,950)	(567,105)
Total stockholders’ equity	$1,475,965	1,398,041
Commitments and contingencies
Total liabilities and stockholders’ equity	$7,022,492	6,904,433

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Income
	Quarter Ended March 31,
($ in thousands, except per share amounts)	2016	2015
Revenues:
Net premiums earned	$522,458	476,123
Net investment income earned	30,769	26,917
Net realized (losses) gains:
Net realized investment gains	889	20,977
Other-than-temporary impairments	(3,593)	(2,094)
Total net realized (losses) gains	(2,704)	18,883
Other income	951	1,969
Total revenues	551,474	523,892

Expenses:
Loss and loss expense incurred	297,144	284,999
Policy acquisition costs	183,227	164,723
Interest expense	5,606	5,604
Other expenses	13,622	12,276
Total expenses	499,599	467,602

Income before federal income tax	51,875	56,290

Federal income tax expense:
Current	14,084	12,254
Deferred	759	4,328
Total federal income tax expense	14,843	16,582

Net income	$37,032	39,708

Earnings per share:
Basic net income	$0.64	0.70

Diluted net income	$0.63	0.69

Dividends to stockholders	$0.15	0.14

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Comprehensive Income
	Quarter Ended March 31,
($ in thousands)	2016	2015
Net income	$37,032	39,708

Other comprehensive income, net of tax:
Unrealized gains on investment securities:
Unrealized holding gains arising during period	42,729	15,586
Amount reclassified into net income:
Held-to-maturity securities	(47)	(170)
Non-credit other-than-temporary impairments	—	232
Realized losses (gains) on available-for-sale securities	1,754	(12,932)
Total unrealized gains on investment securities	44,436	2,716

Defined benefit pension and post-retirement plans:
Amounts reclassified into net income:
Net actuarial loss	986	1,111
Total defined benefit pension and post-retirement plans	986	1,111
Other comprehensive income	45,422	3,827
Comprehensive income	$82,454	43,535

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Stockholders’ Equity
	Quarter Ended March 31,
($ in thousands)	2016	2015
Common stock:
Beginning of year	$201,723	199,896
Dividend reinvestment plan (shares: 10,931 – 2016; 13,533 – 2015)	22	27
Stock purchase and compensation plans (shares: 386,567 – 2016; 469,014 – 2015)	773	938
End of period	202,518	200,861

Additional paid-in capital:
Beginning of year	326,656	305,385
Dividend reinvestment plan	351	346
Stock purchase and compensation plans	6,958	7,199
End of period	333,965	312,930

Retained earnings:
Beginning of year	1,446,192	1,313,440
Net income	37,032	39,708
Dividends to stockholders ($0.15 per share – 2016; $0.14 per share – 2015)	(8,789)	(8,113)
End of period	1,474,435	1,345,035

Accumulated other comprehensive income:
Beginning of year	(9,425)	19,788
Other comprehensive income	45,422	3,827
End of period	35,997	23,615

Treasury stock:
Beginning of year	(567,105)	(562,923)
Acquisition of treasury stock (shares: 122,250 – 2016; 129,257 – 2015)	(3,845)	(3,580)
End of period	(570,950)	(566,503)
Total stockholders’ equity	$1,475,965	1,315,938

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Cash Flow
	Quarter Ended March 31,
($ in thousands)	2016	2015
Operating Activities

Net income	$37,032	39,708

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,627	14,041
Stock-based compensation expense	4,377	3,681
Undistributed losses of equity method investments	1,066	3,541
Net realized gains	2,704	(18,883)

Changes in assets and liabilities:
Increase in reserve for loss and loss expenses, net of reinsurance recoverables	42,390	44,964
Increase in unearned premiums, net of prepaid reinsurance	42,901	41,966
Decrease in net federal income taxes	5,296	11,034
Increase in premiums receivable	(39,180)	(38,110)
Increase in deferred policy acquisition costs	(7,789)	(6,348)
Decrease in interest and dividends due or accrued	528	510
Decrease in accrued salaries and benefits	(27,115)	(16,290)
Increase in other assets	(10,128)	(5,578)
Decrease in other liabilities	(52,902)	(13,662)
Net adjustments	(23,225)	20,866
Net cash provided by operating activities	13,807	60,574

Investing Activities
Purchase of fixed income securities, available-for-sale	(264,828)	(238,000)
Purchase of equity securities, available-for-sale	(7,574)	(150,500)
Purchase of other investments	(12,723)	(1,724)
Purchase of short-term investments	(303,228)	(333,550)
Sale of fixed income securities, available-for-sale	12,905	9,305
Sale of short-term investments	394,915	341,146
Redemption and maturities of fixed income securities, held-to-maturity	37,400	20,720
Redemption and maturities of fixed income securities, available-for-sale	130,641	145,661
Sale of equity securities, available-for-sale	4,285	129,052
Distributions from other investments	7,994	5,845
Purchase of property and equipment	(3,439)	(4,064)
Net cash used in investing activities	(3,652)	(76,109)

Financing Activities
Dividends to stockholders	(8,270)	(7,591)
Acquisition of treasury stock	(3,845)	(3,580)
Net proceeds from stock purchase and compensation plans	1,478	2,271
Proceeds from borrowings	25,000	15,000
Repayments of borrowings	(25,000)	—
Excess tax benefits from share-based payment arrangements	1,361	1,398
Repayments of capital lease obligations	(1,094)	(1,118)
Net cash (used in) provided by financing activities	(10,370)	6,380
Net decrease in cash	(215)	(9,155)
Cash, beginning of year	898	23,959
Cash, end of period	$683	14,804

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

Statutory Balance Sheets

(unaudited)

	March 31,	March 31,	December 31,
($ in thousands)	2016	2015	2015

ASSETS
Bonds	$4,583,540	4,299,029	4,491,136
Common stocks	202,619	190,937	194,789
Preferred stocks	12,807	20,521	11,856
Affiliated mortgage loan	34,957	35,765	35,163
Other investments	130,365	147,468	128,788
Short-term investments	81,011	113,117	165,678
Total investments	5,045,299	4,806,837	5,027,410

Cash on hand and in banks	(12,429)	1,538	(34,378)
Interest and dividends due and accrued	37,891	38,376	38,466
Premiums receivable	649,660	593,248	609,146
Reinsurance recoverable on paid losses and expenses	9,025	10,919	10,949
Deferred tax recoverable	144,761	143,060	142,066
EDP equipment	397	460	390
Equities and deposits in pools and associations	10,864	10,373	10,920
Receivable for sold securities	647	8	17
Other assets	28,245	27,206	28,300
Total assets	$5,914,360	5,632,025	5,833,286

LIABILITIES
Reserve for losses	$2,456,286	2,432,544	2,426,583
Reinsurance payable on paid loss and loss expense	3,057	3,297	2,841
Reserve for loss expenses	534,949	505,752	525,322
Unearned premiums	1,071,722	990,791	1,028,820
Reserve for commissions payable	50,382	46,691	89,740
Ceded balances payable	41,112	29,303	37,222
Federal income tax payable	34,247	23,786	25,644
Premium and other taxes payable	19,411	19,450	23,998
Borrowed money	60,031	60,031	60,031
Reserve for dividends to policyholders	6,439	4,486	5,805
Reserves for unauthorized reinsurance	2,030	7,661	2,030
Payable for securities	25,563	31,790	6,204
Funds withheld on account of others	7,928	7,485	6,806
Accrued salaries and benefits	52,230	48,287	77,933
Other liabilities	87,647	98,249	87,987
Total liabilities	4,453,034	4,309,603	4,406,966

POLICYHOLDERS' SURPLUS
Capital	42,725	42,725	42,725
Paid in surplus	492,869	492,869	492,869
Unassigned surplus	925,732	786,828	890,726
Total policyholders' surplus	1,461,326	1,322,422	1,426,320
Total liabilities and policyholders' surplus	$5,914,360	5,632,025	5,833,286

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

Statutory Statements Of Income

(unaudited)

	Quarter Ended March
($ in thousands)	2016		2015
UNDERWRITING
Net premiums written	$565,359		518,088

Net premiums earned	522,458		476,123

Net losses paid	210,673		194,366
Change in reserve for losses	29,703		34,014
Net losses incurred	240,376	46.0%	228,380	48.0%

Net loss expenses paid	46,124		44,994
Change in reserve for loss expenses	9,627		12,243
Net loss expenses incurred	55,751	10.7%	57,237	12.0%

Net underwriting expenses incurred	190,917	33.7%	170,938	33.0%

Total deductions	487,044		456,555
Statutory underwriting gain	35,414		19,568

Net loss from premium balances charged off	(691)		(610)
Finance charges and other income	962		1,994
Total other income	271	0.0%	1,384	-0.3%
Policyholders' dividends incurred	(1,653)	0.3%	(1,525)	0.3%
Total underwriting gain	34,032	90.7%	19,427	93.0%

INVESTMENT
Net investment income earned	30,623		27,127
Net realized gain	(2,704)		18,883
Total income before income tax	61,951		65,437

Federal income tax expense	16,603		7,261

Net income	$45,348		58,176

Policyholders' Surplus
Surplus, beginning of period	$1,426,320		1,307,842

Net income	45,348		58,176
Change in deferred taxes	352		(10,194)
Change in net unrealized capital gains (losses)	5,311		(12,910)
Dividends to stockholders	(15,254)		(14,438)
Change in non-admitted assets	(2,182)		(7,669)
Change in Overfunded Contra Asset	(1,047)		(281)
Qual Pen Trans Liab	2,456		1,846
Excess Plan Trans Liab	19		43
PRL Plan Trans Liab	3		7

Net change in surplus for period	35,006		14,580

Surplus, end of period	$1,461,326		1,322,422

Statutory underwriting gain	$34,032		19,427

Adjustments under GAAP:
Deferred policy acquisition costs	7,789		6,348
Other, net	(866)		246
GAAP underwriting gain	$40,955		26,021

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries

Alternative Investments

March 31, 2016

(unaudited)

	Number	Original	Remaining	Current
Strategy	of Funds	Commitment	Commitment	Market Value
Private Equity	9	111,498,351	28,750,146	32,478,105
Private Credit	7	80,000,000	25,129,467	21,938,463
Real Assets	7	100,000,000	28,558,441	16,792,100
TOTAL - ALTERNATIVE INVESTMENTS	23	291,498,351	82,438,054	71,208,668

Exhibit may not foot due to rounding